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                                                                   EXHIBIT 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 333-82125 and 333-17533) of Portola Packaging, Inc., of our reports dated October 27, 2000, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania

November 22, 2000





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